UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020 (May 27, 2020)

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 9:00 a.m. (Pacific Time) on May 27, 2020, BlackRock TCP Capital Corp. (“TCPC”) held its 2020 Annual Meeting of Stockholders via live Internet webcast (the “Meeting”). At the Meeting, TCPC’s common stockholders voted on two proposals, both of which were approved. The proposals are described in detail in TCPC’s definitive proxy statement for the Meeting as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2020. As of March 30, 2020, the record date, TCPC had 57,766,426 shares of common stock outstanding, which included 900,301 shares owned by affiliates. The final voting results from the Meeting were as follows:

Proposal 1. TCPC’s stockholders elected eight directors to the Board of Directors of TCPC. Each of Kathleen A. Corbet, Eric J. Draut, M. Freddie Reiss, Peter E. Schwab, Karyn L. Williams, Brian F. Wruble, Howard M. Levkowitz, and Rajneesh Vig will serve until the 2021 Annual Meeting and until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity. The eight directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Kathleen A. Corbet	28,902,757	947,299	0
Eric J. Draut	28,894,865	955,191	0
M. Freddie Reiss	24,680,367	5,169,689	0
Peter E. Schwab	28,876,634	973,422	0
Karyn L. Williams	28,884,652	965,404	0
Brian F. Wruble	28,882,610	967,446	0
Howard M. Levkowitz	28,902,779	947,277	0
Rajneesh Vig	29,104,275	745,781	0

Proposal 2. TCPC’s stockholders approved a proposal to authorize TCPC, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price or prices below TCPC’s then current net asset value per share in one or more offerings subject to certain limitations described in detail in TCPC’s definitive proxy statement as filed with the SEC on April 1, 2020 (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC’s then outstanding common stock immediately prior to such sale), as set forth below:

For	Against	Abstained	Broker Non-Votes
25,110,565	3,690,936	1,048,548	0

The vote on the above proposal, adjusted for 900,301 affiliated shares that voted on the proposal, was as follows:

For	Against	Abstained	Broker Non-Votes
24,210,264	3,690,936	1,048,548	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: May 28, 2020

	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	Secretary